To:  Watchtower Ventures, Inc.

REGULATION S SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

SECTION 1

1.1  Subscription.

(a)  The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase _____________ shares (the “Shares”) of the common stock (the “Common Stock”) of  _____________, a Nevada corporation (the “Company”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned understands that the Shares are being sold in connection with an offering by the Company of a minimum of 50,000 shares of Common Stock and a maximum of up to 3,500,000 shares at $0.01 per share (the “Offering”).

The undersigned understands that the Shares are being offered, sold, and issued in a transaction exempt from the registration requirements of the Securities Act.

1.2  Purchase of Shares.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be $______________. The undersigned further understands and acknowledges that this subscription is irrevocable.

1.3  Acceptance or Rejection of Subscription.

Payment has been made simultaneous herewith by either (i) wire transfer as set forth below or (ii) by check payable to Watchtower Ventures, Inc., in full payment of the shares of common stock subscribed for (the “Subscription Payment”).

The undersigned agrees that subject to the conditions set forth herein, the Company will accept subscriptions and payments therefor as they are received. The undersigned further understands that the Company will notify the undersigned as to whether its subscription has been accepted in whole or in part as reasonably promptly as possible. If the Company accepts all or a portion of the undersigned's subscription, the undersigned agrees that this Agreement shall become effective with respect to the Company and the undersigned, and the Company will promptly deliver to the undersigned an executed copy of this Agreement and a share certificate representing the Shares. The undersigned acknowledges that the Corporation may terminate this offering at any time.

In the event the sale of the Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

SECTION 2

2.1  Closing. The closing (the “Closing”) of the purchase and sale of the

Shares, shall occur simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement. The Closing shall not take place until at least an aggregate minimum of 50,000 shares of common stock are subscribed for in this offering. You have the right to revoke your subscription by written notice to the Company if the Closing has not occurred on or before thirty days after the date that the undersigned has delivered an executed signature page to this Agreement and the payment thereof, unless you are in material breach of the Agreement; in such event, this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to you the purchase price remitted to the Company by you, without interest thereon or deduction therefrom.

SECTION 3

3.1  Investor Representations and Warranties.  The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)  Investment Purposes. The undersigned is acquiring the Shares for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or “blue-sky” laws. No other person has a direct or indirect beneficial interest in, and the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the undersigned is subscribing that would be in violation of the Securities Act or any state securities or “blue-sky” laws.

(b)  Authoritv. The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

(c)  No General Solicitation. The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel, previously not known to the undersigned.

(d)  No Obligation to Register Shares. The undersigned understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction other than as expressly provided herein.

(e)  Investment Experience.  The undersigned, or the undersigned's professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or his professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the undersigned or his advisors can protect his own interests in connection with the transactions described in this Agreement. The undersigned is able to afford the loss of his entire investment in the Shares.

(f)  Exemption from Registration.  The undersigned acknowledges his understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(l)  The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(2)  The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The undersigned also represents it has not been organized for the purpose of acquiring the Shares; and

(3)  The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(g)  Economic Considerations.  The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The undersigned has relied solely on its own advisors. The undersigned is not acting in concert with any of the other shareholders of the Company in connection with its decision to purchase the Shares and will not act in concert with any other person affiliated with the Company or any other shareholder of the Company in determining when or under what circumstances to sell or otherwise dispose of all or any portion of the Shares.

(h)  No Other Company Representations. No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.

(i)  Compliance with Laws. Any resale of the Shares during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The undersigned will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

(j)  Regulation S Exemption. The undersigned understands that the Shares are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the undersigned represents, warrants and agrees that:

(1)  The undersigned is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means anyone of the following:

(A)  any natural person resident in the United States of America;

(B)  any partnership or corporation organized or incorporated under the laws of the United States of America;

(C)  any estate of which any executor or administrator is a U.S. person;

(D) any trust of which any trustee is a U.S. person;

(E) United States of America; any agency or branch of a foreign entity located in the

(F)  any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)  any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)  any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)  formed by a U.S. person principally for the purpose

of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 50l(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the undersigned was outside of the United States.

(3)  The undersigned will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)  The undersigned will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(5)  The undersigned was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)  Neither the undersigned nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(7)  The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)  Neither the undersigned nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)  Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)  “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)  “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10) The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

(k)  Potential Loss of Investment; Risk Factors. The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment. The undersigned has considered the uncertainties and difficulties frequently encountered by companies, such as the Company, in their early stages of development. The undersigned understands and acknowledges that as a result thereof, he may lose his entire investment in the Company.

(1)  Investment Commitment. The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(m)  Receipt of Information. The undersigned has received all documents, records, books and other information pertaining to the undersigned’s investment in the Company that has been requested by the undersigned.

(n)  No Reliance. Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Shares. The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned's own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the undersigned.

(0)  No Governmental Review. The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(p)  Price of Shares. The undersigned understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company. The undersigned further understands that there is a substantial risk of further dilution of his or its investment in the Company.

SECTION 4

4.1  Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

(a)  Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

(b)  Authority.  (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c)  Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the undersigned to personal liability by reason of the ownership thereof.

(d)  No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502( c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

SECTION 5

5.1  Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2  Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3  Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

5.4  Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5  Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6  Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7  Assignabilitv. This Agreement is not transferable or assignable by the undersigned.

5.8  Applicable Law; Arbitration; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration under the rules of the American Arbitration Association (“AAA”). Such arbitration shall be in New York, New York. Such arbitration shall be in New York, New York., If there is any litigation regarding the arbitration or, for any reason notwithstanding the foregoing two sentences, otherwise, then , without prejudice to their rights under the forgoing two sentences, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9  Pronouns. The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10 Further Assurances. Upon request from time to time, the undersigned shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares Subscribed For: _______________	Print Name of Subscriber ___________________________________________

By: _________________________________________
(Signature of Subscriber or Authorized Signatory)

Address: ____________________________________

Telephone: __________________________________
Fax: ________________________________________

__________________________________
Social Security Number or other
Taxpayer Identification Number